SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2010

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

ITEM 7.01. REGULATION FD DISCLOSURE
In a letter dated September 24, 2010 the U.S. Federal Trade Commission has notified us that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), had been granted effective immediately with respect to our proposed acquisition of American Physicians Service Group, Inc. The grant of early termination ends the HSR Act waiting period relating to the Merger Agreement.  The proposed transaction remains subject to other customary closing conditions, including the approval of the shareholders of American Physicians Service Group, Inc.

Additional Information

In connection with the proposed transaction, the Board of Directors of American Physicians Service Group has filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”). INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.
Investors and shareholders will be able to obtain copies of the proxy statement and other documents filed by American Physicians Service Group without charge and when available, at the SEC’s Website at www.sec.gov or at American Physicians Service Group’s Website, www.AMPH.com. The proxy statement and such other documents may also be obtained without charge and when available, from American Physicians Service Group by directing such request to Mr. Marc Zimmermann, American Physicians Service Group, Inc., 1301 South Capital of Texas Highway, Suite C-300, Austin, TX 78746; telephone: (512) 328-0888.

American Physicians Service Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies from American Physician Service Group’s shareholders in connection with the proposed transaction. Information concerning the interests of those persons is set forth in American Physicians Service Group’s preliminary proxy statement filed with the SEC on September 24, 2010.

Caution Regarding Forward-Looking Statements

In this section, “We” and “Our” refer collectively to American Physicians Service Group, Inc. and ProAssurance Corporation. Statements in this news release that are not historical fact or that convey our view of future business, events or trends are specifically identified as forward-looking statements. Forward-looking statements are based upon our estimates and anticipation of future events and highlight certain risks and uncertainties that could cause actual results to vary materially from our expected results. We expressly claim the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, for any forward-looking statements in this news release.
Forward-looking statements represent our outlook only as of the date of this news release. Except as required by law or regulation, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Forward-looking statements are generally identified by words such as, but not limited to, “anticipate,” “believe,” “contemplate,” “could,” estimate,” “expect,” “hope,” “hopeful,” “intend,” “may,” “optimistic,” “potential,” “preliminary,” “project,” “should,” “will,” “would,” and other analogous expressions. When we address topics such as liquidity and capital requirements, the value of our investments, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, court actions, legislative actions, payment or performance of obligations under indebtedness, payment of dividends, and other, similar matters, we are making forward-looking statements.

Risks that could adversely affect the proposed merger of ProAssurance and American Physicians Service Group include but are not limited to the following:

the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;
the satisfaction of the closing conditions set forth in the Merger agreement including the approval of the American Physicians Service Group shareholders and regulatory approvals;
the board of directors of American Physicians Service Group may withdraw its recommendation and support a competing acquisition proposal;
any significant delay in the expected completion of the Merger;
the failure of the Merger to close for any reason other than those stated above;
the outcome of any legal proceedings instituted against the Company and others in connection with the proposed Merger;
adverse regulatory conditions that may be imposed in connection with governmental approvals of the Merger;
the effect of the announcement of the Merger on our customer relationships, operating results and business generally;
business uncertainty and contractual restrictions that may exist during the pendency of the Merger;
the amount of the costs, fees, expenses and charges related to the Merger;
changes in tax laws;
diversion of management’s attention from ongoing business concerns;
the business of ProAssurance and American Physicians Service Group may not be combined successfully, or such combination may take longer to accomplish than expected;
the cost savings from the merger may not be fully realized or may take longer to realize than expected;
operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; and
there may be restrictions on our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;
Additionally, there are factors that could affect the actual outcome of future events after the completion of the Merger. These include, but are not limited to:
general economic conditions, either nationally or in our market areas, that are different than anticipated;
regulatory, legislative and judicial actions or decisions that could affect our business plans or operations;
the enactment or repeal of tort reforms;
formation or dissolution of state-sponsored medical professional liability insurance entities that could remove or add sizable groups of physicians from the private insurance market;
the impact of deflation or inflation;
changes in the interest rate environment;

  the effect that changes in laws or government regulations affecting the U.S. economy or financial institutions, including the Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009 and the Dodd-Frank Act of 2010, may have on the  U.S. economy and our business;

performance of financial markets affecting the fair value of our investments or making it difficult to determine the value of our investments;

  changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board, the Securities and Exchange Commission, or the Public Accounting Oversight Board;

changes in laws or government regulations affecting medical professional liability insurance or the financial community;
the effects of changes in the health care delivery system, including but not limited to the recently passed Patient Protection and Affordable Care Act;
uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectability of insurance/reinsurance;
the results of litigation, including pre- or post-trial motions, trials and/or appeals we undertake;
bad faith litigation which may arise from our handling of any particular claim, including failure to settle;
loss of independent agents;
changes in our organization, compensation and benefit plans;
our ability to retain and recruit senior management;
our ability to purchase reinsurance and collect payments from our reinsurers;
increases in guaranty fund assessments;
our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;
changes to the ratings assigned by rating agencies to our insurance subsidiaries, individually or as a group; and
changes in competition among insurance providers and related pricing weaknesses in our markets.
Additional risk factors that may cause outcomes that differ from our expectations or projections are described in various documents filed by ProAssurance Corporation  with the Securities and Exchange Commission, such as current reports on Form 8K, and regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 30, 2010
PROASSURANCE CORPORATION
By: /s/ Frank B. O’Neil
Frank B. O’Neil
Title: Senior Vice-President